Instructions for completion of Customs Power of Attorney

1) Enter companies IRS/EIN/TAX ID/Social Security number

2) Full Legal name of individual, partnership, corporation, sole proprietorship, or Limited Liability Company, must match as on file with IRS/SS Number

3) State whether company is an Individual, Partnership, Corporation, Sole Proprietorship, or Limited Liability Company

4) State of incorporation or existence

5) Primary Address

6) Full name of Company (same as item #2)

7) Signature of Officer of Corp, Managing member, owner, etc. ** Must be an officer of a Corporation or otherwise formally authorized by same to sign the POA – if not an officer, proof of signors authorization is required (Copy of Board Meeting minutes authorizing individual to act on behalf of company or POA from Corporation to bind the Corporation)

8) Print Name and Capacity of person who signed the POA

9) Date of signature

10) Signature of witness to the signing of the POA

11) Corporate Certification is required for all Non-resident Powers of Attorney

12) Addendum to POA is required only for Partnerships and Limited Liability Company – Instructions - Check the applicable box. Complete only the corresponding statement. (Only one statement will apply) For all management structures other than Sole Manager or Sole Member, complete the body of this form to list all other partners, members, managers, and/or directors with authority to bind the firm.

RESET FORM

CUSTOMS POWER OF ATTORNEY
and
Acknowledgement of Terms and Conditions of Service

(3) Check appropriate box:
- ☐ Individual
- ☐ Partnership
- ☐ Corporation
- ☐ Sole Proprietorship
- ☐ Limited Liability Company
- ☐ Other (specify below)

IRS/EIN/Social Security number **(1)** ____________________

KNOW ALL MEN BY THESE PRESENTS: That **(2)** ______________________________ doing
(Full name of individual, partnership, corporation, sole proprietorship, or Limited Liability Company)
Business as a **(3)** ______________________________ under the laws of the State of **(4)** ____________
(Individual, partnership, corporation, sole proprietorship, or Limited Liability Company)
Residing or having a principal place of business at **(5)** ______________________________,
hereby and constitutes and appoints ***Globe Express Services, Ltd.***, its officers, employees, and/or specifically authorized agents, to act for and on its behalf as a true and lawful agent and attorney of the grantor for and in the name, place and stead of said grantor, from this date, in the United States (the "territory") either in writing, electronically, or by other authorized means, to:

Make, endorse, sign, declare, or swear to any customs entry, importer security filing, withdrawal, declaration, certificate; bill of lading, carnet or any other documents required by law or regulation in connection with the importation, exportation, transportation, of any merchandise in or through the customs territory, shipped or consigned by or to said grantor;

Perform any act or condition, which may be required by law or regulation in connection with such merchandise deliverable to said grantor; to receive any merchandise;

Make endorsements on bills of lading conferring authority to transfer title; make entry or collect drawback; and to make, sign, declare, or swear to any statement or certificate required by law or regulation for drawback purposes, regardless of whether such document is intended for filing with Customs;

Sign, seal, and deliver for and as the act of said grantor any bond required by law or regulation in connection with the entry or withdrawal of imported merchandise or merchandise exported with or without benefit of drawback, or in connection with the entry, clearance, lading, unlading or navigation of any vessel or other means of conveyance owned or operated by said grantor, and any and all bonds which may be voluntarily given and accepted under applicable laws and regulations, consignee's and owner's declarations provided for in section 455, Tariff Act of 1930, as amended, or affidavits or statements in connection with the entry of merchandise;

Sign and swear to any document and to perform any act that may be necessary or required by law or regulation in connection with the entering, clearing, lading, unlading, or operation of any vessel or other means of conveyance owned or operated by said grantor;

Authorize other Customs Brokers duly licensed within the territory to act as grantor's agent; to receive, endorse and collect checks issued for Customs duty refunds in grantor's name drawn on the Treasurer of the United States; if the grantor is a nonresident of the United States, to accept service of process on behalf of the grantor;

And generally to transact Customs business, including filing of claims or protests under section 514 of the Tariff Act of 1930, or pursuant to other laws of the territories, in which said grantor Is or may be concerned or interested and which may properly be transacted or performed by an agent and attorney;

Giving to said agent and attorney full power and authority to do anything whatever requisite necessary to be done in the premises as fully as said grantor could do if present and acting, hereby ratifying and confirming all that the said agent and attorney shall lawfully do by virtue of these presents;

This power of attorney to remain full force and effect until revocation in writing is duly given to and received by grantee (if the donor of this power of attorney is a partnership or Limited Liability Company, the said power shall in no case have any force or effect in the United States after the expiration 2 years from the dates of its execution);

Appointment as Forwarding Agent: Grantor authorizes the above Grantee to act within the territory as lawful agent and sign or endorse export documents (i.e., commercial invoices, bill of lading, insurance certificates, drafts and any other document) necessary for the completion of an export on grantor's behalf as may be required under law and regulation in the territory and to appoint forwarding agents on grantor's behalf;

Grantor acknowledges receipt of ***Globe Express Services, Ltd.*** Terms and Conditions of Service governing all transactions between the Parties.

If the Grantor is a Limited Liability Company, the signatory certifies that he/she has full authority to execute this power on behalf of the Grantor.

IN WITNESS WHEREOF, the said (6) ______________________________
(Full name of company)

Caused these presents to be sealed and signed: (Signature) (7) ______________________________

Print Name and Capacity: (8) ______________________________ **Date :(9)** ____________________

Witness: (10) ______________________________

If you are the importer of record, payment to the broker will not relieve you of liability for Customs and Border Protection (CBP) charges (duties, taxes or other debts owed CBP) in the event the charges are not paid by the broker. Therefore, if you pay by check, Customs charges may be paid with a separate check payable to the "Customs and Border Protection" which shall be delivered to CBP by the broker. Importers who wish to utilize this procedure must contact our office in advance to arrange timely receipt of duty checks.

(11) NON-RESIDENT CORPORATE CERTIFICATION

(To be made by an officer of other than the one who executes the Power of Attorney)

I, ______________________________ certify that I am the ______________________________
(Name) (Title)
of ______________________________, organized under the laws of (Country/State or Province)
(Corporation name)
______________________ that ______________________________, who signed this Power of
(Name of person who signed the POA)
Attorney on behalf of the donor, is the ______________________________ of said corporation; and that
(Title of person who signed the POA)
said Power of Attorney was duly signed, and attested for and in behalf of said corporation by authority of its governing body as the same appears in a resolution of the Board of Directors passed at a regular meeting held on the ________ day of ____________________, 20_____ , now in my possession or custody. I further certify that the resolution is in accordance with the articles of incorporation and bylaws of said corporation and was executed in accordance with the laws of the State/Province or Country of Incorporation.

______________________________ ______________________________

Signature **Date**

(12) Power of Attorney Addendum – required ONLY for Partnerships and LLC Structures

☐ **General Partnership** – I, ____________________ (name) hereby certify that the following persons and/or companies are the general partners with full authority to execute this instrument of Customs Power of Attorney on behalf of said ______________(company), a General Partnership organized within the State or Country and Province of, ____________________ as follows;

☐ **Limited Partnership** – I, ____________________(name) hereby certify that the following persons and/or companies are the general partners, members and/or directors with full authority to execute this instrument of Customs Power of Attorney on behalf of said ____________________________(company), a Limited Partnership organized within the State or Country and Province of, ____________________ as follows;

☐ **Limited Liability Partnership** – I, ____________________(name) hereby certify that the following persons and/or companies are the partners with full authority to execute this instrument of Customs Power of Attorney on behalf of said ________________________(company), a Limited Liability Partnership organized within the State or Country and Province of, ____________________ as follows;

☐ **Manager Managed LLC** - I, ____________________(name) hereby certify that the following persons/entities are all of the managers and/or directors with full authority to execute this instrument of Customs Power of Attorney on behalf of said ____________________(company), a Limited Liability Company organized within the State or Country and Province of, ____________________ as follows;

☐ **Member Managed LLC** - I, ____________________(name) hereby certify that the following persons/entities are all of the members and/or partners with full authority to execute this instrument of Customs Power of Attorney on behalf of said ___________________(company), a Limited Liability Company organized within the State or Country and Province of, ____________________ as follows;

☐ **Sole Manager LLC (OR) Sole Member LLC** - I, ____________________ (name) hereby certify that I am the sole manager/member with full authority to execute this instrument of Customs Power of Attorney on behalf of said ______________(company), a Limited Liability Company organized within the State or Country and Province of, ____________________ as follows;

(If you selected this statement, do not complete the body of this

Name **Capacity**

(You may list additional partners, members, managers, and/or directors on a separate sheet)

Sincerely,

Signature ____

Name ____

Capacity ____

Date ____

Notice: Notice: This document is not valid to certify a Limited Partnership Customs Power of Attorney (POA). A copy of the partnership agreement is required to be filed with the POA to certify it is valid pursuant to 19 CFR 141.39(a) (2).

Globe Express Services, Ltd - Terms & Conditions of Service

These terms and conditions of service constitute a legally binding contract between the "Company" and the "Customer". In the event the Company renders services and issues a document containing Terms and Conditions governing such services, the Terms and Conditions set forth in such other document(s) shall govern those services.

1. Definitions

(a) "Company" shall mean **Globe Express Services, Ltd,** its subsidiaries, related companies, agents and/or representatives;

(b) "Customer" shall mean the person for which the Company is rendering service, as well as its principals, agents and/or representatives, including, but not limited to, shippers, importers, exporters, carriers, secured parties, warehousemen, buyers and/or sellers, shipper's agents, insurers and underwriters, break-bulk agents, consignees, etc. It is the responsibility of the Customer to provide notice and copy(s) of these terms and conditions of service to all such agents or representatives;

(c) "Documentation" shall mean all information received directly or indirectly from Customer, whether in paper or electronic form;

(d) "Ocean Transportation Intermediaries" ("OTI") shall include an "ocean freight forwarder" and a "non-vessel operating carrier";

(e) "Third parties" shall include, but not be limited to, the following: "carriers, truckmen, cartmen, lightermen, forwarders, OTIs, customs brokers, agents, warehousemen and others to which the goods are entrusted for transportation, cartage, handling and/or delivery and/or storage or otherwise".

2. Company as agent. The Company acts as the "agent" of the Customer for the purpose of performing duties in connection with the entry and release of goods, post entry services, the securing of export licenses, the filing of export and security documentation on behalf of the Customer and other dealings with Government Agencies, or for arranging for transportation services or other logistics services in any capacity other than as a carrier.

3. Limitation of Actions.

(a) Unless subject to a specific statute or international convention, all claims against the Company for a potential or actual loss, must be made in writing and received by the Company, within sixty (60) days of the event giving rise to claim; the failure to give the Company timely notice shall be a complete defense to any suit or action commenced by Customer.

(b) All suits against Company must be filed and properly served on Company as follows:

(i) For claims arising out of ocean transportation, within one (1) year from the date of the loss;

(ii) For claims arising out of air transportation, within two (2) years from the date of the loss;

(iii) For claims arising out of the preparation and/or submission of an import entry(s), within seventy five (75) days from the date of liquidation of the entry(s)

(iv) For any and all other claims of any other type, within ninety (90) days from the date of the loss or damage.

4. No Liability for the Selection or Services of Third Parties and/or Routes. Unless services are performed by persons or firms engaged pursuant to express written instructions from the Customer, Company shall use reasonable care in its selection of third parties, or in selecting the means, route and procedure to be followed in the handling, transportation, clearance and delivery of the shipment; advice by the Company that a particular person or firm has been selected to render services with respect to the goods, shall not be construed to mean that the Company warrants or represents that such person or firm will render such services nor does Company assume responsibility or liability for any actions(s) and/or inaction(s) of such third parties and/or its agents, and shall not be liable for any delay or loss of any kind, which occurs while a shipment is in the custody or control of a third party or the agent of a third party; all claims in connection with the Act of a third party shall be brought solely against such party and/or its agents; in connection with any such claim, the Company shall reasonably cooperate with the Customer, which shall be liable for any charges or costs incurred by the Company.

5. Quotations Not Binding. Quotations as to fees, rates of duty, freight charges, insurance premiums or other charges given by the Company to the Customer are for informational purposes only and are subject to change without notice; no quotation shall be binding upon the Company unless the Company in writing agrees to undertake the handling or transportation of the shipment at a specific rate or amount set forth in the quotation and payment arrangements are agreed to between the Company and the Customer.

6. Reliance On Information Furnished.

(a) Customer acknowledges that it is required to review all documents and declarations prepared and/or filed with U.S. Customs & Border Protection, other Government Agency and/or third parties, and will immediately advise the Company of any errors, discrepancies, incorrect statements, or omissions on any declaration or other submission filed on Customers behalf;

(b) In preparing and submitting customs entries, export declarations, applications, security filings, documentation and/or other required data, the Company relies on the correctness of all documentation, whether in written or electronic format, and all information furnished by Customer; Customer shall use reasonable care to ensure the correctness of all such information and shall indemnify and hold the Company harmless from any and all claims asserted and/or liability or losses suffered by reason of the Customer's failure to disclose information or any incorrect, incomplete or false statement by the Customer or its agent, representative or contractor upon which the Company reasonably relied. The Customer agrees that the Customer has an affirmative non-delegable duty to disclose any and all information required to import, export or enter the goods.

7. Declaring Higher Value to Third Parties. Third parties to whom the goods are entrusted may limit liability for loss or damage; the Company will request excess valuation coverage only upon specific written instructions from the Customer, which must agree to pay any charges therefore; in the absence of written instructions or the refusal of the third party to agree to a higher declared value, at Company's discretion, the goods may be tendered to the third party, subject to the terms of the third party's limitations of liability and/or terms and conditions of service.

8. Insurance. Unless requested to do so in writing and confirmed to Customer in writing, Company is under no obligation to procure insurance on Customer's behalf; in all cases, Customer shall pay all premiums and costs in connection with procuring requested insurance.

9. Disclaimers; Limitation of Liability.

(a) Except as specifically set forth herein, Company makes no express or implied warranties in connection with its services;

(b) In connection with all services performed by the Company, Customer may obtain additional liability coverage, up to the actual or declared value of the shipment or transaction, by requesting such coverage and agreeing to make payment therefor, which request must be confirmed in writing by the Company prior to rendering services for the covered transaction(s).

(c) In the absence of additional coverage under (b) above, the Company's liability shall be limited to the following:

(i) __where the claim arises from activities other than those relating to customs business, $50.00 (fifty dollars) per shipment or transaction, or

(ii) _where the claim arises from activities relating to "Customs business," $50.00 (fifty dollars) per entry or the amount of brokerage fees paid to Company for the entry, whichever is less;

(d) In no event shall Company be liable or responsible for consequential, indirect, incidental, statutory or punitive damages, even if it has been put on notice of the possibility of such damages, or for the acts of third parties.

10. **Advancing Money**. All charges must be paid by Customer in advance unless the Company agrees in writing to extend credit to customer; the granting of credit to a Customer in connection with a particular transaction shall not be considered a waiver of this provision by the Company.

11. Indemnification/Hold Harmless. The Customer agrees to indemnify, defend, and hold the Company harmless from any claims and/or liability, fines, penalties and/or attorneys' fees arising from the importation or exportation of customers merchandise and/or any conduct of the Customer, including but not limited to the inaccuracy of entry, export or security data supplied by Customer or its agent or representative, which violates any Federal, State and/or other laws, and further agrees to indemnify and hold the Company harmless against any and all liability, loss, damages, costs, claims, penalties, fines and/or expenses, including but not limited to reasonable attorney's fees, which the Company may hereafter incur, suffer or be required to pay by reason of such claims; in the event that any claim, suit or proceeding is brought against the Company, it shall give notice in writing to the Customer by mail at its address on file with the Company.

12. C.O.D. or Cash Collect Shipments. Company shall use reasonable care regarding written instructions relating to "Cash/Collect on Deliver (C.O.D.)" shipments, bank drafts, cashier's and/or certified checks, letter(s) of credit and other similar payment documents and/or instructions regarding collection of monies but shall not have liability if the bank or consignee refuses to pay for the shipment.

13. Costs of Collection. In any dispute involving monies owed to Company, the Company shall be entitled to all costs of collection, including reasonable attorney's fees and interest at 18% per annum or the highest rate allowed by law, whichever is less unless a lower amount is agreed to by Company.

14. General Lien and Right to Sell Customer's Property.

(a) Company shall have a general and continuing lien on any and all property of Customer coming into Company's actual or constructive possession or control for monies owed to Company with regard to the shipment on which the lien is claimed, a prior shipment(s) and/or both;

(b) Company shall provide written notice to Customer of its intent to exercise such lien, the exact amount of monies due and owing, as well as any on-going storage or other charges; Customer shall notify all parties having an interest in its shipment(s) of Company's rights and/or the exercise of such lien.

(c) Unless, within thirty days of receiving notice of lien, Customer posts cash or letter of credit at sight, or, if the amount due is in dispute, an acceptable bond equal to 110% of the value of the total amount due, in favor of Company, guaranteeing payment of the monies owed, plus all storage charges accrued or to be accrued, Company shall have the right to sell such shipment(s) at public or private sale or auction and any net proceeds remaining thereafter shall be refunded to Customer.

15. No Duty to Maintain Records for Customer. Customer acknowledges that pursuant to Sections 508 and 509 of the Tariff Act, as amended, (19 USC §1508 and 1509) it has the duty and is solely liable for maintaining all records required under the Customs and/or other Laws and Regulations of the United States; unless otherwise agreed to in writing, the Company shall only keep such records that it is required to maintain by Statute(s) and/or Regulation(s), but not act as a "recordkeeper" or "recordkeeping agent" for Customer.

16. Obtaining Binding Rulings, Filing Protests, etc. Unless requested by Customer in writing and agreed to by Company in writing, Company shall be under no obligation to undertake any pre- or post Customs release action, including, but not limited to, obtaining binding rulings, advising of liquidations, filing of petition(s) and/or protests, etc.

17. Preparation and Issuance of Bills of Lading. Where Company prepares and/or issues a bill of lading, Company shall be under no obligation to specify thereon the number of pieces, packages and/or cartons, etc.; unless specifically requested to do so in writing by Customer or its agent and Customer agrees to pay for same, Company shall rely upon and use the cargo weight supplied by Customer.

18. No Modification or Amendment Unless Written. These terms and conditions of service may only be modified, altered or amended in writing signed by both Customer and Company; any attempt to unilaterally modify, alter or amend same shall be null and void.

19. Compensation of Company. The compensation of the Company for its services shall be included with and is in addition to the rates and charges of all carriers and other agencies selected by the Company to transport and deal with the goods and such compensation shall be exclusive of any brokerage, commissions, dividends, or other revenue received by the Company from carriers, insurers and others in connection with the shipment. On ocean exports, upon request, the Company shall provide a detailed breakout of the components of all charges assessed and a true copy of each pertinent document relating to these charges. In any referral for collection or action against the Customer for monies due the Company, upon recovery by the Company, the Customer shall pay the expenses of collection and/or litigation, including a reasonable attorney fee.

20. Force Majeure. Company shall not be liable for losses, damages, delays, wrongful or missed deliveries or nonperformance, in whole or in part, of its responsibilities under the Agreement, resulting from circumstances beyond the control of either Company or its sub-contractors, including but not limited to: (i) acts of God, including flood, earthquake, storm, hurricane, power failure or other natural disaster; (ii) war, hijacking, robbery, theft or terrorist activities; (iii) incidents or deteriorations to means of transportation, (iv) embargoes, (v) civil commotions or riots, (vi) defects, nature or inherent vice of the goods; (vii) acts, breaches of contract or omissions by Customer, Shipper, Consignee or anyone else who may have an interest in the shipment, (viii) acts by any government or any agency or subdivision thereof, including denial or cancellation of any import/export or other necessary license; or (ix) strikes, lockouts or other labor conflicts.

21. Severability. In the event any Paragraph(s) and/or portion(s) hereof is found to be invalid and/or unenforceable, then in such event the remainder hereof shall remain in Full force and effect. Company's decision to waive any provision herein, either by conduct or otherwise, shall not be deemed to be a further or continuing waiver of such provision or to otherwise waive or invalidate any other provision herein.

22. Governing Law; Consent to Jurisdiction and Venue. These terms and conditions of service and the relationship of the parties shall be construed according to the laws of the State of New York without giving consideration to principles of conflict of law. Customer and Company:

(a) irrevocably consent to the jurisdiction of the United States District Court and the State courts of Mecklenburg County, North Carolina;

(b) agree that any action relating to the services performed by Company, shall only be brought in said courts;

(c) consent to the exercise of *in personam* jurisdiction by said courts over it; and

(d) further agree that any action to enforce a judgment may be instituted in any jurisdiction.